UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/05/2007

Tim Hortons Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32843

Delaware	51-0370507
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

874 Sinclair Road
Oakville, Ontario, Canada
L6K 2Y1
(Address of principal executive offices, including zip code)

905-845-6511
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On January 5, 2007, the Company issued a press release announcing its fourth quarter preliminary sales results and disclosing other information. A copy of this press release is attached hereto as Exhibit 99.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99 - Press Release issued by the Company dated January 5, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tim Hortons Inc.

Date: January 05, 2007	By:	/s/ Donald B. Schroeder
Donald B. Schroeder
Executive Vice President and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.	Press Release